UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2015

SILVERSUN TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50302	16-1633636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Regent Street, Suite 520 Livingston, New Jersey 07039
(Address of Principal Executive Offices)

(973) 758-9555
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modifications to Rights of Security Holders.

The information set forth in Item 5.03 is incorporated by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Financial Officer

On January 29, 2015, concurrently with the appointment of Mr. Crandall Melvin III as more fully described below, SilverSun Technologies, Inc. (the “Company”) was informed of Mark Meller’s resignation from his position as Chief Financial Officer (“CFO”) of the Company (the “Meller CFO Resignation”). Mr. Meller shall remain Chief Executive Officer, President and Director of the Company. The resignation is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Appointment of Chief Financial Officer

On January 29, 2015, simultaneously with the Meller CFO Resignation, the Board of Directors (the “Board”) of the Company approved by unanimous written consent the appointment of Crandall Melvin III as CFO of the Company, effective immediately.

A brief description of Mr. Melvin’s relevant work experience appears below:

Crandall Melvin III, age 58, combines over 30 years of experience in public accounting and industry, holding a number of senior management positions following a 5 year career in retail, commercial banking and equipment leasing. Mr. Melvin is currently the CFO of SWK, the Company’s operating subsidiary.

From 2002 to 2006, Mr. Melvin was Co-Founder and Chief Operating Officer of AMP-Best Consulting, Inc. (“AMP-Best”), a company involved in software sales and implementation.  AMP-Best was acquired by SWK Technologies in 2006.  From 1993 to 2002, he worked in public accounting in Alaska and New York. Mr. Melvin is currently a Certified Public Accountant licensed in the State of New York and also holds the designation of Certified Global Management Accountant. Mr. Melvin is also currently a director of Community Baseball of Central New York, Inc. the Minor League AAA affiliate of The Washington Nationals.  Mr. Melvin has also served on boards of directors of various not-for-profit organizations located in the Syracuse Area.

Mr. Melvin has an undergraduate degree from the University of Southern California and an MBA from Syracuse University with additional graduate studies from the University of Alaska at Anchorage.

In evaluating Mr. Melvin’s specific experience, qualifications, attributes and skills in connection with his appointment as CFO of the Company, the Company considered his expertise in accounting, finance and business execution, as well as his extensive experience as CFO of SWK and as co-founder and Chief Operating Officer of AMP-Best.

Appointment of Director

On January 29, 2015, the Board approved by unanimous written consent the appointment of Joseph Macaluso as a director of the Company, effective as of such date. Mr. Macaluso will also serve as the Chairman on the Audit Committee of the Board.

On January 29, 2015, the Company entered into a director agreement (“Director Agreement”) with Joseph Macaluso, pursuant to which Mr. Macaluso was appointed to the Board effective January 29, 2015. The Director Agreement may, at the option of the Board, be automatically renewed on such date that Mr. Macaluso is re-elected to the Board. Under the Director Agreement, Mr. Macaluso is to be paid a stipend of one thousand five hundred dollars ($1,500) per month, payable at the end of each fiscal quarter. Additionally, Mr. Macaluso shall receive warrants (the “Warrants”) to purchase such number of shares of the Company’s Common Stock, as shall equal (the “Formula”) (A) $20,000 divided by (B) the closing price of the Common Stock on the OTC Markets on the date of grant of the Warrant.  The exercise price of the Warrant shall be the closing price on the date of the grant of such Warrant plus $0.01. The Warrant shall be fully vested upon receipt thereof.

A brief description of Mr. Macaluso’s relevant work experience appears below:

Joseph Macaluso, age 63, has over 30 years of experience in financial management. Mr. Macaluso has been and continues to be the Principal Accounting Officer of Tel-Instrument Electronics Corp., a developer and manufacturer of avionics test equipment for both the commercial and military markets since 2002. Previously, he had been involved in companies in the medical device and technology industries holding positions including Chief Financial Officer, Treasurer and Controller. He has a B.S. in Accounting from Fairfield University.

In evaluating Mr. Macaluso’s specific experience, qualifications, attributes and skills in connection with his appointment to Board, the Company considered his expertise in general management, finance, corporate governance and strategic planning, as well as his extensive experience in operations and mergers and acquisitions.

Family Relationships

Mr. Melvin and Mr. Macaluso do not have any family relationships with any current officer or director of the Company.

Related Party Transactions

There are no applicable related party transactions.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective on January 29, 2015, the Company filed a Certificate of Amendment to Fourth Amended and Restated Certificate of Incorporation (the “Amendment”) to effectuate a 1-for-30 reverse stock split of the Company’s common stock (the “Reverse Split”). The Amendment also combined the Class B Common Stock, par value $0.00001 per share and the Class A Common Stock, par value $0.00001 par value per share, into one class of general common stock, par value $0.00001 per share (the “Common Stock”). In addition, the Amendment reduced the number of authorized shares of Common Stock from 750,000,000 to 75,000,000.

On February 3, 2015, the Company received notice from Financial Industry Regulatory Authority (“FINRA”) that the Reverse Split has been approved and will take effect on February 4, 2015 (the “Effective Date”).

Immediately prior to the Reverse Split, the Company had 118,646,915 shares of common stock issued and outstanding.  After the Reverse Split, the Company will have 3,954,898 shares of common stock issued and outstanding.

The above description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K.

Item. 8.01 Other Items

The information set forth in Item 5.03 is incorporated by reference.

The Company’s shares will continue to trade on The OTC Markets under the symbol “SSNT” with the letter “D” added to the end of the trading symbol for a period of 20 trading days to indicate that the Reverse Split has occurred.

The Reverse Split has no impact on shareholders’ proportionate equity interests or voting rights in the Company or the par value of the Company’s common stock, which remains unchanged.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

3.1*	Certificate of Amendment to the Fourth Amended and Restated Certificate of Incorporation

10.1* 17.1*	Director Agreement, dated January 29, 2015, between the Company and Joseph Macaluso Letter of Resignation from Mark Meller, dated January 29, 2015

*filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVERSUN TECHNOLOGIES, INC.

Date: February 3, 2015	By:	/s/ Mark Meller
Mark Meller
President, Chief Executive Officer and
Principal Accounting Officer